CHASE FUNDING

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                           $720,000,000 (APPROXIMATE)

                               Subject to Revision

                  September 18, 2000 - Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                               SEPTEMBER 18, 2000

                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2000-3

                           $720,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                             RATINGS                 BOND                          EXP FINAL
CLASS        AMOUNT ($)   (S&P /FITCH)    WAL 1      TYPE         COUPON           MATURITY 1
-----       -----------   -----------     -----      ----         ------           ----------

   IA-1    45,500,000        AAA/AAA       0.96      SEQ       1M Libor + [ ]2         6/02
   IA-2    22,250,000        AAA/AAA       2.15      SEQ          Fixed2               4/03
   IA-3    20,500,000        AAA/AAA       3.15      SEQ          Fixed2               7/04
   IA-4    26,500,000        AAA/AAA       5.13      SEQ          Fixed2               9/07
   IA-5    20,250,000        AAA/AAA       9.45      SEQ          Fixed2,3             8/10
   IA-6    15,000,000        AAA/AAA       6.72      NAS          Fixed2               3/10
   IM-1     3,600,000         AA/AA        6.63      MEZ          Fixed2               8/10
   IM-2     3,200,000          A/A         6.63      MEZ          Fixed2               8/10
   IB       3,200,000        BBB/BBB       6.44      SUB          Fixed2               8/10

   IIA-1  481,600,000        AAA/AAA       2.47   PASS-THRU    1M Libor + [ ]3,4       12/07
   IIM-1   30,800,000         AA/AA        4.92      MEZ       1M Libor + [ ]3,4       12/07
   IIM-2   26,600,000          A/A         4.87      MEZ       1M Libor + [ ]3,4       12/07
   IIB     21,000,000        BBB/BBB       4.82      SUB       1M Libor + [ ]3,4       12/07



1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

3 If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.




---------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

TITLE OF CERTIFICATES:           Chase Funding Mortgage Loan Asset-Backed
                                 Certificates, Series 2000-3, consisting of:
                                 IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                                 IM-1, IM-2 IB

                                 Group I Certificates

                                 and

                                 IIA-1

                                 IIM-1, IIM-2 IIB

                                 Group II Certificates

UNDERWRITERS:                    Chase Securities Inc., and Bear, Stearns & Co.
                                 Inc.


DEPOSITOR:                       Chase Funding, Inc.


SELLER AND MASTER SERVICER:      Chase Manhattan Mortgage Corporation


SUBSERVICER:                     Advanta Mortgage Corp. USA


TRUSTEE:                         Citibank, N.A.


CUT-OFF DATE:                    September 1, 2000


PRICING DATE:                    [September 20, 2000]


CLOSING DATE:                    [September 28, 2000]


DISTRIBUTION DATES:              Distribution of principal and interest on the
                                 certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in October 2000.

ERISA CONSIDERATIONS: The Class A Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT                 The Class A and Class M-1 Certificates will
                                 constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class
                                 B Certificates will not constitute ---
                                 "mortgage-related securities" for the purposes of SMMEA.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

TAX STATUS:                      For federal income tax purposes, the Trust Fund
                                 will include two segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:            The Master Servicer has the option to exercise
                                 a call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date (i.e.
                                 separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage
                                 Loans in the related loan group (other than in respect of REO property) plus accrued interest,
                                 (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                                 Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such Mortgage Loans.


PRE-FUNDED AMOUNTS:              Group I Certificates Pre-Funded Amount:
                                 $40,000,000 (approximate)
                                 Group II Certificates Pre-Funded Amount:
                                 $140,000,000 (approximate)

                                 On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Group I and Group II Pre-Funded Amounts") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing Date. The Group I and Group II Pre-Funded Amounts will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) distributed as principal to the Group I Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are fixed rate Mortgage Loans, and (ii) distributed as principal to the Group II Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are adjustable rate Mortgage Loans.

                                 On the Closing Date, the Depositor will
                                 establish a segregated account (the
                                 "Capitalized Interest Account") which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:              2 months

MORTGAGE LOANS:                  The mortgage pool will consist of mortgage
                                 loans ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                                 Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:             The Master Servicer, Servicer and Trustee will
                                 be paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                              CERTIFICATE STRUCTURE


CREDIT ENHANCEMENT:              1) Excess interest
                                 2) Over-Collateralization
                                 3) Cross-Collateralization
                                 4) Subordination

EXCESS INTEREST:                 Excess interest cashflows from each group will
                                 be available as credit enhancement for the related group.

OVERCOLLATERALIZATION:           The overcollateralization ("O/C") provisions
                                 are intended to provide for the limited
                                 acceleration of the senior Certificates
                                 relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's
                                 O/C amount, excess interest will begin to be applied for the Group I Certificates on the seventh Distribution Date (April 2001) and for the Group II Certificates on the fourth
                                 Distribution Date (January 2001).

                                 GROUP I CERTIFICATES
                                 Initial: 0.00                        Target: 1.25% of original balance
                                 Stepdown: 2.50% of current balance   Floor: 0.50% of original balance

                                      (PRELIMINARY AND SUBJECT TO REVISION)

                                 GROUP II CERTIFICATES
                                 Initial: 0.00%                       Target: 1.75% of original balance
                                 Stepdown: 3.50% of current balance   Floor: 0.50% of original balance


                                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:               Excess interest from each of the two loan
                                 groups, if not needed to credit enhance its own group, will be available to credit enhance the other loan group.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]



GROUP I - (FIXED) SUBORDINATION 1:       (S&P/Fitch)          GROUP I (Subordination)
                                                               ----------------------
                        Class IA          (AAA /AAA)            7.50%
                        Class IM-1        (AA/AA)               5.25%
                        Class IM-2        (A/A)                 3.25%
                        Class IB          (BBB/BBB)             1.25%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I  (FIXED) CLASS SIZES:             (S&P/Fitch)          GROUP I (Class Sizes)
                                                               --------------------
                        Class IA          (AAA/AAA)            93.75%
                        Class IM-1        (AA/AA)               2.25%
                        Class IM-2        (A/A)                 2.00%
                        Class IB          (BBB/BBB)             2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                                GROUP II - ARM

GROUP II (ARM) SUBORDINATION 1:           (S&P/Fitch)         GROUP II (Subordination)
                                                              ------------------------
                        Class IIA-1       (AAA/AAA)            15.75%
                        Class IIM-1       (AA/AA)              10.25%
                        Class IIM-2       (A/A)                 5.50%
                        Class IIB         (BBB/BBB)             1.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:               (S&P/Fitch)       GROUP II(Class Sizes)
                                                            --------------------

                        Class IIA-1       (AAA/AAA)            86.00%
                        Class IIM-1       (AA/AA)               5.50%
                        Class IIM-2       (A/A)                 4.75%
                        Class IIB         (BBB/BBB)             3.75%



                      (PRELIMINARY AND SUBJECT TO REVISION)


1 The subordination percentages assume that the target overcollateralization levels of 1.25% for Group I and 1.75% for Group II have been achieved. There will be no overcollaterization as of the Closing Date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.


[CHASE LOGO]

                                     GROUP I

MORTGAGE LOANS:                  Fixed-rate, first lien, sub-prime Mortgage
                                 Loans

TOTAL GROUP SIZE*:               $160,000,000

PREPAYMENT
ASSUMPTION:                      20% HEP (2.0% - 20% CPR Ramp over 10 months)

FIXED RATE WAC CAP:              Preliminarily, the pass-through rate of each
                                 class of the Group I Certificates will be subject to the "Group I WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate Mortgage
                                 Loans.

INTEREST ACCRUAL:                For the Class IA-1 Certificates, interest will
                                 initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.
                                 For all Group I Certificates except the Class
                                 IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                   For Class IA-1, 0 days. For all other Group I
                                 Certificates, 24 days.

INT. PMT. BASIS:                 For Class IA-1, actual/360. For all other Group
                                 I Certificates, 30/360.

COUPON STEP UP:                  If the 10% clean-up call for the Group I
                                 Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                                 Certificates will increase by 50 bps per annum.




* The mortgage pool as of the Closing Date will include approximately $9,638,599 of fixed rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $40,000,000 of the Pre-Funded Fixed Rate Mortgage Loans are not included in the statistical information set forth in this document.







THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.


[CHASE LOGO]



      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                              GROUP I CERTIFICATES



                         CLASS       CLASS       CLASS     CLASS     CLASS        CLASS       CLASS       CLASS       CLASS
                         IA-1        IA-2        IA-3      IA-4      IA-5         IA-6        IM-1        IM-2        IB

OFFER SIZE               45.500      22.250      20.500    26.500    20.250       15.000      3.600       3.200       3.200
($MM)

EXPECTED RATINGS
S&P                      AAA         AAA         AAA       AAA       AAA          AAA         AA          A           BBB
FITCH                    AAA         AAA         AAA       AAA       AAA          AAA         AA          A           BBB

COUPON                   1M Libor    Fixed1      Fixed1    Fixed1    Fixed1,2     Fixed1      Fixed1      Fixed1      Fixed1
                          +[ ]1

WEIGHTED AVERAGE LIFE    0.96        2.15        3.15      5.13      9.45         6.72        6.63        6.63        6.44
TO CALL (YRS) 3

WEIGHTED AVERAGE LIFE    0.96        2.15        3.15      5.13      11.48        6.72        7.10        6.95        6.47
TO MATURITY (YRS) 3

PAYMENT WINDOW           1-21/21     21-31/11    31-46/16  46-84/39  84-119/36    37-114/78   40-119/80   40-119/80   40-119/80
TO CALL (MOS.) 3

PAYMENT WINDOW           1-21/21     21-31/11    31-46/16  46-84/39  84-225/142   37-114/78   40-170/131  40-154/115  40-132/93
TO MATURITY (MOS.) 3

EXPECTED MATURITY TO     6/02        4/03        7/04      9/07      8/10         3/10        8/10        8/10        8/10
CALL 3

EXPECTED MATURITY TO     6/02        4/03        7/04      9/07      6/19         3/10        11/14       7/13        9/11
MATURITY 3

LAST SCHEDULED           8/15        8/15        7/17      10/26     9/30         10/12       9/30        9/30        9/30
DISTRIBUTION DATE 4



(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                                    GROUP II

MORTGAGE LOANS:         Adjustable-rate, first lien, sub-prime Mortgage
Loans

TOTAL GROUP SIZE*:      $560,000,000

PREPAYMENT ASSUMPTION:  27% CPR

ADJUSTABLE RATE

AVAILABLE FUNDS CAP:    The pass-through rate of the Group II Certificates will
                        be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of
                        (x) the total scheduled interest on the adjustable rate
                        Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP: All Group II pass-through rates will also be subject to a cap equal to a weighted average net lifetime rate on the underlying Mortgage Loans. Any interest shortfall due to the maximum lifetime WAC cap will not be reimbursed.

INTEREST ACCRUAL: For Group II Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
REIMBURSEMENT:          If on any Distribution Date the pass-through rate is
                        limited by the Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                        Certificate Carryover will be paid once the Group II
                        Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the 10% clean-up call for the Group II Certificates
                        is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1
                        Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.



* The mortgage pool as of the Closing Date will include approximately $47,003,321 of adjustable rate mortgage loans that are not included in the statistical information set forth in this document. Updated statistical information on the mortgage pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $140,000,000 of the Pre-Funded Adjustable Rate Mortgage Loans are not included in the statistical information set forth in this document.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]


      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                              GROUP II CERTIFICATES

                         CLASS                 CLASS                 CLASS                 CLASS
                         IIA-1                 IIM-1                 IIM-2                 IIB

OFFER                    481.600               30.800                26.600                21.000
SIZE ($MM)

EXPECTED RATINGS

S&P                      AAA                   AA                    A                     BBB
FITCH                    AAA                   AA                    A                     BBB

COUPON                   1M Libor+[ ]1,2       1M Libor+[ ]1,3       1M Libor+[ ]1,3       1M Libor+[ ]1,3

WEIGHTED AVERAGE LIFE    2.47                  4.92                  4.87                  4.82
TO CALL (YRS) 4

WEIGHTED AVERAGE LIFE    2.70                  5.42                  5.29                  4.99
TO MATURITY (YRS) 4

PAYMENT WINDOW           1-87/87               39-87/49              38-87/50              37-87/51
TO CALL (MOS.) 4

PAYMENT WINDOW           1-196/196             39-155/117            38-139/102            37-116/80
TO MATURITY (MOS.) 4

EXPECTED MATURITY TO     12/07                 12/07                 12/07                 12/07
CALL 4

EXPECTED MATURITY TO     1/17                  8/13                  4/12                  5/10
MATURITY 4

LAST SCHEDULED           10/30                 10/30                 10/30                 10/30
DISTRIBUTION DATE 5

(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee/Master Servicing Fees.
3.    Group  I  available  interest  funds,  as  follows:   monthly  interest,
      including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.    Any remaining Group I amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee/Master Servicing Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess  Group  II  interest  to  pay  Group  II  subordinate   principal
      shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.
9.    Any remaining Group II amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

                                PRINCIPAL PAYDOWN

                        CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBTUION DATE PRIOR TO THE DISTRIBUTION DATE IN OCTOBER 2009, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE OCTOBER 2009 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                                    CLASS IA-6  LOCKOUT PERCENTAGE

                                     October 2000 -- September 2003:       0%
                                     October 2003 -- September 2005:      45%
                                     October 2005 -- September 2006:      80%
                                     October 2006 -- September 2007:     100%
                                     October 2007 -- September 2009:     300%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                        Group I Certificates:

                           1) To the Class IA-6 Certificateholders -- the Class
                              IA-6 Lockout Distribution Amount until the principal balance of the Class IA-1 Certificate is reduced to zero.

                           2) All remaining scheduled and unscheduled Group I
                              principal will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

                           If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                        Group II Certificates:

                        1) All scheduled and unscheduled Group II principal will
                           be paid to the Class IIA-1 Certificates.

                        (PRELIMINARY AND SUBJECT TO REVISION)

                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS
                        MET:

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                        (PRELIMINARY AND SUBJECT TO REVISION)


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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                                       12

                                 REQUIRED SUBORDINATION LEVELS*

                          Group I                          Group II

                          Class A       15.00%             Class A      31.50%
                          Class M-1     10.50%             Class M-1    20.50%
                          Class M-2      6.50%             Class M-2    11.00%
                          Class B        2.50%             Class B       3.50%

                        *Includes overcollateralization

                        (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                        TEST IS MET IF:

                        i) The Distribution Date is on or after the October 2003 Distribution Date; and

                        ii)   The applicable Subordinate Class
                              Principal  Distribution  Date has occurred
                              (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                        (PRELIMINARY AND SUBJECT TO REVISION)

                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        For each loan group, the later of (i) the October 2003 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                        Group I Senior                     Group II Senior
                        Specified Enhancement              Specified Enhancement
                        Percentage:                        Percentage:
                        -------------------                -------------------
                        15.00%                             31.50%
                        Or                                 Or
                        (6.25% + 1.25%)*2                  (14.00% + 1.75%)*2

                        (PRELIMINARY AND SUBJECT TO REVISION)



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Please call David Howard at (212) 834-5125,
                        Peggy Wallace at (212) 834-5519, Lou Violante at (212)
                        834-5034, Paul Park at (212) 834-5033, Paul Scialabba at
                        (212) 834-5173, Matt Whalen at (212) 834-5157, Jee Hong
                        at (212) 834-5295, or Seleena Baijnauth at (212)
                        834-5219.






THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance:                    $110,361,401
Aggregate Original Principal Balance:                       $110,506,075
Number of Mortgage Loans:                                          1,356

                                                  MINIMUM        MAXIMUM         AVERAGE(1)

Original Principal Balance:                       $11,000       $726,000            $81,494
Outstanding Principal Balance:                    $11,000       $725,670            $81,387

                                                  MINIMUM        MAXIMUM          WEIGHTED
                                                                                 AVERAGE(2)
Original Term (mos):                                  120            360                256
Stated Remaining Term (mos):                          117            360                255
Expected Remaining Term (mos):                        117            360                255
Loan Age (mos):                                         0             10                  1

Current Interest Rate:                             7.150%        14.375%            10.479%

Original Loan-to-Value:                             8.57%         95.00%             71.30%

Credit Score (3):                                     489            806                618


                                                 EARLIEST         LATEST

Origination Dates:                                10/1999        08/2000
Maturity Dates:                                   06/2010        09/2030






Notes:

(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Minimum and Weighting only for loans with scores.



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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                                       15

                             CURRENT MORTGAGE RATES

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED RATE
                              MORTGAGE LOAN GROUP
                               NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
     MORTGAGE RATES          MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP

     7.000% to 7.499%                  3                 $  183,835              0.2 %
     7.500% to 7.999%                 27                  1,856,990              1.7
     8.000% to 8.499%                 30                  2,765,732              2.5
     8.500% to 8.999%                 99                  8,568,230              7.8
     9.000% to 9.499%                 75                  7,163,425              6.5
     9.500% to 9.999%                208                 18,914,067             17.1
     10.000% to 10.499%              168                 12,915,708             11.7
     10.500% to 10.999%              252                 20,362,879             18.5
     11.000% to 11.499%              160                 13,410,505             12.2
     11.500% to 11.999%              177                 13,293,536             12.0
     12.000% to 12.499%               73                  5,263,476              4.8
     12.500% to 12.999%               49                  3,547,313              3.2
     13.000% to 13.499%               19                  1,076,293              1.0
     13.500% to 13.999%               12                    906,089              0.8
     14.000% to 14.499%                4                    133,324              0.1
                                   -----               ------------            ------
     TOTAL:                        1,356               $110,361,401            100.0%
                                   =====               ============            ======


Mortgage Rates Range is from: 7.150% to 14.375%

Weighted Average is: 10.479%









THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                       REMAINING MONTHS TO STATED MATURITY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                              NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
REMAINING TERM (MONTHS)      MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP
(MONTHS)

109 to 120                       29               $ 1,048,469               1.0%
169 to 180                      755                60,054,771              54.4
229 to 240                       54                 3,182,421               2.9
349 to 360                      518                46,075,740              41.7
                              -----              ------------             -----
TOTAL:                        1,356              $110,361,401             100.0%
                              =====              ============             =====


Remaining Term Range is from (Months): 117 to 360
Weighted Average is (Months): 255



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL
MORTGAGE                NUMBER OF       AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
BALANCES

$100,000 or Less                  1,035         $ 56,103,705       50.8 %
$100,001 to $150,000                174           21,054,407       19.1
$150,001 to $200,000                 77           13,100,928       11.9
$200,001 to $250,000                 35            7,871,315        7.1
$250,001 to $300,000                 14            3,979,006        3.6
$300,001 to $350,000                 10            3,259,660        3.0
$350,001 to $400,000                  4            1,516,317        1.4
$400,001 to $450,000                  4            1,660,969        1.5
$450,001 to $500,000                  1              489,696        0.4
$550,001 to $600,000                  1              599,727        0.5
$700,001 to $750,000                  1              725,670        0.7
                                -------        -------------     ------
TOTAL:                            1,356         $110,361,401      100.0%
                                =======        =============     ======



Original Mortgage Loan Principal Balance Range is from: $11,000 to $726,000 Average is: $81,494




                              PRODUCT TYPE SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                          NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE            MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

10 Year Fixed                  29             $  1,048,469           1.0%
15 Year Fixed                 278               15,253,720          13.8
20 Year Fixed                  54                3,182,421           2.9
30 Year Fixed                 518               46,075,740          41.7
Balloon Loan                  477               44,801,051          40.6
                           ------------       ------------        ------
TOTAL:                      1,356             $110,361,401         100.0%
                           ============       ============        ======




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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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                                       18

                               STATE DISTRIBUTIONS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                           NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
 STATES                  MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP

 Arizona                           32              $ 2,768,873            2.5%
 Arkansas                           3                  170,962            0.2
 California                        57                7,994,414            7.2
 Colorado                          11                1,199,613            1.1
 Connecticut                       10                1,163,868            1.1
 Delaware                           2                  171,144            0.2
 District of Columbia               5                  462,445            0.4
 Florida                          261               18,306,889           16.6
 Georgia                           46                3,172,089            2.9
 Idaho                              1                   78,742            0.1
 Illinois                          60                4,505,579            4.1
 Indiana                           73                3,819,293            3.5
 Iowa                               3                  160,845            0.1
 Kansas                             2                   48,114            0.0
 Kentucky                          14                  974,224            0.9
 Louisiana                         51                3,041,682            2.8
 Maine                              1                   44,500            0.0
 Maryland                           6                  526,474            0.5
 Massachusetts                     10                1,044,647            0.9
 Michigan                          73                4,789,662            4.3
 Minnesota                          7                  421,405            0.4
 Mississippi                        8                  403,456            0.4
 Missouri                          41                1,926,766            1.7
 Nebraska                           3                  299,195            0.3
 Nevada                             3                  336,690            0.3
 New Hampshire                      1                   44,756            0.0
 New Jersey                        37                3,908,069            3.5
 New Mexico                         4                  394,945            0.4
 New York                         168               21,678,040           19.6
 North Carolina                    15                  944,996            0.9
 Ohio                              68                3,710,493            3.4
 Oklahoma                          10                  405,008            0.4
 Oregon                            10                1,164,837            1.1
 Pennsylvania                      38                2,501,873            2.3
 Rhode Island                       6                  449,258            0.4
 South Carolina                    21                1,205,542            1.1
 Tennessee                        108                7,862,537            7.1
 Texas                             24                1,831,930            1.7
 Utah                               5                  486,491            0.4
 Vermont                            2                  113,279            0.1
 Virginia                          23                2,252,160            2.0
 Washington                        18                2,735,967            2.5
 West Virginia                      1                   46,151            0.0
 Wisconsin                         12                  689,426            0.6
 Wyoming                            2                  104,071            0.1
                              --------            ------------         ---------
 TOTAL:                         1,356             $110,361,401           100.0%
                              ========            ============         =========



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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                                       19

                              LOAN-TO-VALUE RATIOS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                         FIXED RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     RANGE OF                MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
     LOAN-TO-VALUE RATIOS

     50.00% or Less                  184          $ 9,282,794        8.4%
     50.01% to 55.00%                 50            3,684,421        3.3
     55.01% to 60.00%                107            9,271,151        8.4
     60.01% to 65.00%                121           10,054,508        9.1
     65.01% to 70.00%                174           14,428,618       13.1
     70.01% to 75.00%                202           18,101,978       16.4
     75.01% to 80.00%                270           24,091,649       21.8
     80.01% to 85.00%                167           13,839,246       12.5
     85.01% to 90.00%                 75            7,096,200        6.4
     90.01% to 95.00%                  6              510,837        0.5
                                 -------         ------------     --------
     TOTAL:                        1,356         $110,361,401       100.0%
                                 =======         ============     ========



Loan-to-Value Ratios Range is from: 8.57% to 95.00%
Weighted Average is: 71.30%






                                  LOAN PURPOSE

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     LOAN PURPOSE            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

     Purchase                         319         $ 29,220,150       26.5%
     Refinance - Rate/Term             92            7,352,611        6.7
     Refinance - Cashout              945           73,788,641       66.9
                                     -----        ------------       -----
     TOTAL:                          1,356        $110,361,401       100.0%
                                     =====        ============       =====


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                          TYPE OF MORTGAGED PROPERTIES

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
  PROPERTY TYPE            MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP

  Single Family Detached        1,002         $78,114,733           70.8%
  Two- to Four-family             158          16,396,623           14.9
  Dwelling Unit
  Planned Unit                     62           7,077,682            6.4
  Development
  Condominium                      54           3,040,813            2.8
  Manufactured Housing             66           3,427,962            3.1
  Small Mixed Use                  14           2,303,589            2.1
                               ------         -------------        -----
      TOTAL:                    1,356        $110,361,401          100.0%
                               ======         =============        =====



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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                              DOCUMENTATION SUMMARY

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 - FIXED
                            RATE MORTGAGE LOAN GROUP

                           NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
 DOCUMENTATION           MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

 Full Documentation           1,007             $79,334,578          71.9%
 24 Month Bank                  106              11,313,797          10.3
 Statement
 Reduced Documentation           26               2,819,380           2.6
 Stated Income                  217              16,893,646          15.3
                             ------            ------------         -----
 TOTAL:                       1,356            $110,361,401         100.0%
                             ======            ============         =====


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                                 OCCUPANCY TYPES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                           SERIES 2000-3 - FIXED RATE
                               MORTGAGE LOAN GROUP

                          NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY               MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

Owner-occupied                    1,176            $ 98,985,446          89.7%
Second Home                          11                 881,714           0.8
Investment                          169              10,494,241           9.5
                                  -----           -------------         ------
TOTAL:                            1,356           $110,361,401          100.0%
                                  =====           =============         ======









                            MORTGAGE LOAN AGE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                            SERIES 2000-3 - FIXED RATE
                              MORTGAGE LOAN GROUP

MORTGAGE LOAN AGE          NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
(MONTHS)                 MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
           0                   302         $ 24,952,786                 22.6%
           1                   424           35,310,921                 32.0
           2                   481           38,541,779                 34.9
           3                    59            4,136,794                  3.7
           4                    51            4,373,322                  4.0
           5                    22            1,886,854                  1.7
           6                    15            1,041,641                  0.9
           9                     1               69,465                  0.1
           10                    1               47,838                  0.0
                             -------       ------------                -------
           TOTAL:            1,356         $110,361,401                100.0%
                             =======       ============                =======



Weighted Average Age (Months) is: 1



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                                       22

                             CREDIT GRADE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                         FIXED RATE MORTGAGE LOAN GROUP


                      NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE          MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

     AO                       584         $ 50,462,568                 45.7%
     A-                       424           35,066,790                 31.8
     B                        212           15,689,990                 14.2
     B-                        53            4,149,668                  3.8
     C                         79            4,811,017                  4.4
     C-                         4              181,368                  0.2
                            -------       ------------                -----
     TOTAL:                 1,356         $110,361,401                100.0%
                            =======       ============                =====













                              YEAR OF ORIGINATION

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-3 - FIXED RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     YEAR OF ORIGINATION     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

     1999                            2           $  117,303         0.1%
     2000                        1,354          110,244,098        99.9
                                 -----         ------------       -----
     TOTAL:                      1,356         $110,361,401       100.0%
                                 =====        =============       =====


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                          PREPAYMENT PENALTIES SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-3 - FIXED RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     PREPAYMENT PENALTIES    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

     None                           266         $ 20,566,845       18.6%
     12 Months                      148           19,449,116       17.6
     24 Months                       23            1,709,147        1.5
     36 Months                      400           28,572,519       25.9
     60 Months                      519           40,063,775       36.3
                                  -----        -------------      -----
     TOTAL:                       1,356         $110,361,401      100.0%
                                  =====        =============      =====






                              CREDIT SCORE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2000-3 - FIXED RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     CREDIT SCORES           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

     Not Scored                       19          $ 1,149,141        1.0%
     489 to 500                        7              585,563        0.5
     501 to 550                      176           14,527,794       13.2
     551 to 600                      396           30,480,829       27.6
     601 to 650                      396           33,166,242       30.1
     651 to 700                      223           18,775,443       17.0
     701 to 750                       99            7,819,303        7.1
     751 to 800                       39            3,812,087        3.5
     801 to 806                        1               45,000        0.0
                                 -------        -------------      -----
     TOTAL:                        1,356         $110,361,401      100.0%
                                 =======        =============      =====




Credit Score Range is from: 489 to 806
Weighted Average (scored loans only) is: 618


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3-
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance:                     $372,996,679
Aggregate Original Principal Balance:                        $373,270,000
Number of Mortgage Loans:                                           2,981

                                                    MINIMUM       MAXIMUM        AVERAGE(1)

Original Principal Balance:                         $13,750    $1,000,000          $125,216
Outstanding Principal Balance:                      $13,750    $1,000,000          $125,125

                                                    MINIMUM       MAXIMUM         WEIGHTED
                                                                                 AVERAGE(2)

Original Term (mos):                                    360           360               360
Stated Remaining Term (mos):                            353           360               359
Expected Remaining Term (mos):                          262           360               358
Loan Age (mos):                                           0             7                 1

Current Interest Rate:                               6.450%       14.375%           10.324%
Initial Interest Rate Cap:                           1.000%        3.000%            2.972%
Periodic Rate Cap:                                   1.000%        1.500%            1.486%
Gross Margin:                                        3.250%        8.750%            5.751%
Maximum Mortgage Rate:                              13.450%       21.000%           17.314%
Minimum Mortgage Rate:                               6.450%       14.375%           10.324%

Months to Roll:                                           4            60                28

Original Loan-to-Value:                              13.74%        95.00%            76.87%

Credit Score (3):                                       464           798               614


                                                    EARLIEST        LATEST
Origination Dates:                                  01/2000       08/2000
Maturity Dates:                                     02/2030       09/2030






Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                             CURRENT MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2000-3 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                               NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
     MORTGAGE RATES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

     6.000% to 6.499%                 2           $  291,500        0.1%
     6.500% to 6.999%                 1               99,000        0.0
     7.000% to 7.499%                 5              839,420        0.2
     7.500% to 7.999%                17            2,282,976        0.6
     8.000% to 8.499%                36            4,909,977        1.3
     8.500% to 8.999%               172           26,320,907        7.1
     9.000% to 9.499%               242           36,970,320        9.9
     9.500% to 9.999%               542           74,133,774       19.9
     10.000% to 10.499%             455           58,777,058       15.8
     10.500% to 10.999%             600           75,194,554       20.2
     11.000% to 11.499%             413           43,207,079       11.6
     11.500% to 11.999%             304           31,165,613        8.4
     12.000% to 12.499%             123           11,959,097        3.2
     12.500% to 12.999%              50            4,929,042        1.3
     13.000% to 13.499%              15            1,561,168        0.4
     13.500% to 13.999%               2               95,862        0.0
     14.000% to 14.499%               2              259,333        0.1
                               --------       --------------      ------
     TOTAL:                       2,981         $372,996,679      100.0%
                               ========       ==============      ======



Mortgage Rates Range is from: 6.450% to 14.375%
Weighted Average is: 10.324%



                       REMAINING MONTHS TO STATED MATURITY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                           SERIES 2000-3 - ADJUSTABLE
                            RATE MORTGAGE LOAN GROUP



                           NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
 REMAINING TERM          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
 (MONTHS)

 349 to 360                        2,981        $372,996,679       100.0%
                                   -----        ------------       ------
 TOTAL:                            2,981        $372,996,679       100.0%
                                   =====        ============       ======



Remaining Term Range is from (Months): 353 to 360
Weighted Average is (Months): 359



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL
MORTGAGE
LOAN PRINCIPAL           NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
BALANCES                 MORTGAGE LOANS  BALANCE OUTSTANDING     LOAN GROUP

$100,000 or Less                  1,425         $ 93,830,623       25.2 %
$100,001 to $150,000                764           93,076,713       25.0
$150,001 to $200,000                371           64,412,081       17.3
$200,001 to $250,000                197           44,200,575       11.9
$250,001 to $300,000                 98           26,883,311        7.2
$300,001 to $350,000                 51           16,675,493        4.5
$350,001 to $400,000                 34           12,687,807        3.4
$400,001 to $450,000                 15            6,461,972        1.7
$450,001 to $500,000                 20            9,756,687        2.6
$600,001 to $650,000                  1              632,257        0.2
$700,001 to $750,000                  2            1,463,707        0.4
$900,001 to $950,000                  1              916,185        0.2
$950,001 to $1,000,000                2           1,999,268         0.5
                                -------        ------------       -----
TOTAL:                            2,981        $372,996,679       100.0 %
                                  =====        =============      =====

Original Mortgage Loan Principal Balance Range is from: $13,750 to $1,000,000 Average is: $125,216



                              PRODUCT TYPE SUMMARY

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE            MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

Six Month LIBOR Loan               11             $ 1,493,036         0.4 %
1/29 Loan                          55               7,638,271         2.0
2/28 Loan                       1,689             219,296,170        58.8
3/27 Loan                       1,151             136,049,482        36.5
5/25 Loan                          75              8,519,720          2.3
                                -----            ------------       -----
TOTAL:                          2,981            $372,996,679       100.0 %
                                =====           =============       =====



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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                               STATE DISTRIBUTIONS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                         NUMBER OF         AGGREGATE PRINCIPAL  PERCENT OF
STATES                   MORTGAGE LOANS    BALANCE OUTSTANDING  LOAN GROUP

Arizona                              83          $ 9,541,882        2.6 %
Arkansas                              5              369,079        0.1
California                          435           81,457,376       21.8
Colorado                            183           26,508,038        7.1
Connecticut                          46            7,894,866        2.1
Delaware                              4              519,150        0.1
Florida                             321           37,731,324       10.1
Georgia                              71            9,623,487        2.6
Idaho                                 5              696,538        0.2
Illinois                            151           15,017,319        4.0
Indiana                              64            4,328,235        1.2
Iowa                                  5              329,223        0.1
Kansas                                4              684,090        0.2
Kentucky                             25            2,278,687        0.6
Louisiana                            32            3,428,019        0.9
Maine                                 1               66,000        0.0
Maryland                             21            3,364,839        0.9
Massachusetts                        39            6,877,334        1.8
Michigan                            279           27,815,206        7.5
Minnesota                           107           11,254,475        3.0
Mississippi                          23            1,921,218        0.5
Missouri                            128           10,170,762        2.7
Montana                               6              843,396        0.2
Nebraska                              2              111,619        0.0
Nevada                               20            2,230,470        0.6
New Hampshire                         7            1,124,140        0.3
New Jersey                           79           10,941,413        2.9
New Mexico                           11            1,091,076        0.3
New York                             93           15,464,979        4.1
North Carolina                       41            4,219,080        1.1
North Dakota                          4              207,946        0.1
Ohio                                103            9,784,491        2.6
Oklahoma                             19            1,751,782        0.5
Oregon                               36            4,898,770        1.3
Pennsylvania                         42            3,725,340        1.0
Rhode Island                         11            1,151,216        0.3
South Carolina                       44            4,151,474        1.1
Tennessee                           122           10,989,058        2.9
Texas                                91           11,315,958        3.0
Utah                                 18            2,741,132        0.7
Vermont                               8            1,068,424        0.3
Virginia                             33            4,291,963        1.2
Washington                           80           13,036,660        3.5
West Virginia                         2              106,572        0.0
Wisconsin                            74            5,584,193        1.5
Wyoming                               3              288,381        0.1
                                  -----         ------------      -----
TOTAL:                            2,981         $372,996,679      100.0 %
                                  =====         ============      =====



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                             LOAN-TO-VALUE RATIOS

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF                NUMBER OF        AGGREGATE PRINCIPAL   PERCENT OF
LOAN-TO-VALUE RATIOS    MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

50.00% or Less                    117         $ 11,021,715        3.0 %
50.01% to 55.00%                   39            4,521,645        1.2
55.01% to 60.00%                   98           12,577,455        3.4
60.01% to 65.00%                  106           12,355,888        3.3
65.01% to 70.00%                  400           47,693,342       12.8
70.01% to 75.00%                  430           49,996,891       13.4
75.01% to 80.00%                  978          135,864,002       36.4
80.01% to 85.00%                  489           58,219,422       15.6
85.01% to 90.00%                  312           39,493,559       10.6
90.01% to 95.00%                   12            1,252,759        0.3
                                -----         ------------      -----
TOTAL:                          2,981         $372,996,679      100.0 %
                                =====         ============      =====

Loan-to-Value Ratios Range is from: 13.74% to 95.00% Weighted Average is: 76.87%



                                  LOAN PURPOSE

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                            NUMBER OF       AGGREGATE PRINCIPAL   PERCENT OF
 LOAN PURPOSE               MORTGAGE LOANS  BALANCE OUTSTANDING   LOAN GROUP

 Purchase                          1,533         $201,425,692        54.0 %
 Refinance - Rate/Term               115           15,185,307         4.1
 Refinance - Cashout               1,333          156,385,681        41.9
                                   -----         ------------       -----
 TOTAL:                            2,981         $372,996,679       100.0 %
                                   =====         ============       =====

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                          TYPE OF MORTGAGED PROPERTIES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                            NUMBER OF        AGGREGATE PRINCIPAL   PERCENT OF
PROPERTY TYPE               MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP

Single Family Detached              2,335        $288,590,199         77.4 %
Two- to Four-family                   213          24,826,020          6.7
  Dwelling Unit
Planned Unit Development              260          43,427,153         11.6
Condominium                           106          11,117,199          3.0
Manufactured Housing                   67           5,036,108          1.4
                                    -----        ------------        -----
TOTAL:                              2,981        $372,996,679        100.0 %
                                    =====        ============        =====




                              DOCUMENTATION SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF          AGGREGATE PRINCIPAL   PERCENT OF
DOCUMENTATION             MORTGAGE LOANS     BALANCE OUTSTANDING   LOAN GROUP

Full Documentation                1,979         $229,367,025          61.5 %
24 Month Bank Statement             252           41,492,326          11.1
Reduced Documentation                92           16,497,287           4.4
Stated Income                       658           85,640,042          23.0
                                  -----         ------------         -----
TOTAL:                            2,981         $372,996,679         100.0 %
                                  =====         ============         =====


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
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[CHASE LOGO]

                                 OCCUPANCY TYPES

     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
OCCUPANCY               MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

Owner-occupied                   2,694         $348,071,004        93.3 %
Second Home                         42            3,589,130         1.0
Investment                         245           21,336,546         5.7
                                 ------        ------------       -----
TOTAL:                            2,981        $372,996,679       100.0 %
                                  =====        ============       =====





                            MORTGAGE LOAN AGE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                              NUMBER OF         AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS    BALANCE OUTSTANDING   LOAN GROUP

0                                     733        $ 93,746,819           25.1 %
1                                     956         119,432,262           32.0
2                                   1,099         138,412,331           37.1
3                                     155          17,444,158            4.7
4                                      11           1,052,018            0.3
5                                      16           1,759,482            0.5
6                                       9             992,969            0.3
7                                       2             156,640            0.0
                                    -----        ------------          -----
TOTAL:                              2,981        $372,996,679          100.0 %
                                    =====        ============          =====


Weighted Average Age (Months) is: 1


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[CHASE LOGO]

                              CREDIT GRADE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
CREDIT GRADE            MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

AO                                1,131         $155,725,275       41.7 %
A-                                  970          125,947,500       33.8
B                                   497           55,137,249       14.8
B-                                  148           16,841,429        4.5
C                                   222           18,190,445        4.9
C-                                   13            1,154,781        0.3
                                  -----         ------------      -----
TOTAL:                            2,981         $372,996,679      100.0 %
                                  =====         ============      =====




                               YEAR OF ORIGINATION

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
YEAR OF ORIGINATION     MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

2000                            2,981        $372,996,679         100.0 %
                                -----        ------------         -----
TOTAL:                          2,981        $372,996,679         100.0 %
                                =====        ============         =====


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                             MAXIMUM MORTGAGE RATES

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
 RANGE OF MAXIMUM       MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
 MORTGAGE RATES

 13.000% to 13.499%                 2           $  291,500           0.1 %
 13.500% to 13.999%                 1               99,000           0.0
 14.000% to 14.499%                 7            1,144,346           0.3
 14.500% to 14.999%                19            2,824,966           0.8
 15.000% to 15.499%                37            4,954,559           1.3
 15.500% to 15.999%               176           26,508,496           7.1
 16.000% to 16.499%               244           37,088,828           9.9
 16.500% to 16.999%               548           74,477,898          20.0
 17.000% to 17.499%               453           58,498,824          15.7
 17.500% to 17.999%               588           74,120,849          19.9
 18.000% to 18.499%               410           43,017,298          11.5
 18.500% to 18.999%               305           31,249,522           8.4
 19.000% to 19.499%               123           11,959,097           3.2
 19.500% to 19.999%                49            4,845,133           1.3
 20.000% to 20.499%                16            1,611,151           0.4
 20.500% to 20.999%                 2               95,862           0.0
 21.000% to 21.499%                 1              209,350           0.1
                                -----           ----------         -----
 TOTAL:                         2,981         $372,996,679         100.0 %
                                =====         ============         =====


Maximum Mortgage Rate Range is from: 13.450% to 21.000% Weighted Average is:
17.314%


                          PREPAYMENT PENALTIES SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTIES    MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

None                               893         $112,853,948       30.3 %
12 Months                           12            1,423,449        0.4
24 Months                          856          120,234,036       32.2
36 Months                        1,079          125,055,526       33.5
60 Months                          141           13,429,720        3.6
                                 -----         ------------      ----
TOTAL:                           2,981         $372,996,679      100.0 %
                                 =====         ============      =====


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SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES
REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                              NEXT ADJUSTMENT DATE

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                        NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
NEXT ADJUSTMENT DATE    MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

Jan 2001                              5            $ 429,622        0.1 %
Feb 2001                              4              646,613        0.2
Mar 2001                              2              416,800        0.1
Jun 2001                              2              411,946        0.1
Jul 2001                             16            1,832,631        0.5
Aug 2001                             21            2,608,645        0.7
Sep 2001                             16            2,785,050        0.7
Mar 2002                              3              245,029        0.1
Apr 2002                              7              955,780        0.3
May 2002                              9              889,806        0.2
Jun 2002                             69            7,787,870        2.1
Jul 2002                            599           76,697,845       20.6
Aug 2002                            560           73,567,311       19.7
Sep 2002                            442           59,152,528       15.9
Feb 2003                              2              156,640        0.0
Mar 2003                              6              747,940        0.2
Apr 2003                              9              803,702        0.2
May 2003                              2              162,212        0.0
Jun 2003                             80            9,044,917        2.4
Jul 2003                            450           55,959,769       15.0
Aug 2003                            344           39,392,335       10.6
Sep 2003                            258           29,781,966        8.0
Jun 2005                              4              199,425        0.1
Jul 2005                             29            3,492,463        0.9
Aug 2005                             27            3,217,356        0.9
Sep 2005                             15            1,610,475        0.4
                                  -----         ------------      -----
TOTAL:                            2,981         $372,996,679      100.0 %
                                  =====         ============      =====


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                              CREDIT SCORE SUMMARY

    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                         NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
 CREDIT SCORES           MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP

 Not Scored                           26          $ 2,330,285        0.6 %
 464 to 500                            7              617,097        0.2
 501 to 550                          563           62,065,093       16.6
 551 to 600                          835          105,720,064       28.3
 601 to 650                          763           97,673,669       26.2
 651 to 700                          544           71,005,981       19.0
 701 to 750                          178           24,351,238        6.5
 751 to 798                           65            9,233,254        2.5
                                   -----         ------------      -----
 TOTAL:                            2,981         $372,996,679      100.0 %
                                   =====         ============      =====


Credit Score Range is from: 464 to 798 Weighted Average (scored loans only) is:
614


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
    CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                         FIXED RATE MORTGAGE LOAN GROUP

                             INITIAL MORTGAGE LOANS
                             ----------------------

                                                                 ORIGINAL
                                                                 AMORTIZATION
                                                 ORIGINAL TERM   TERM           REMAINING TERM
CURRENT BALANCE   MORTGAGE   NET MORTGAGE RATE   (IN MONTHS)     (IN MONTHS)    (IN MONTHS)
---------------   --------   -----------------   -------------   ------------   --------------

48,713,826.26      10.602        10.092           180                360            179
 1,140,038.43      10.028         9.518           120                120            119
16,585,929.07      10.147         9.637           180                180            179
 3,460,363.38      10.771        10.261           240                240            238
50,099,842.87      10.460         9.950           360                360            358


                            SUBSEQUENT MORTGAGE LOANS
                            -------------------------

                                                                 ORIGINAL
                                                                 AMORTIZATION
                                                 ORIGINAL TERM   TERM           REMAINING TERM
CURRENT BALANCE   MORTGAGE   NET MORTGAGE RATE   (IN MONTHS)     (IN MONTHS)    (IN MONTHS)
---------------   --------   -----------------   -------------   ------------   --------------

16,237,942.09      10.602        10.092              180             360            179
   380,012.81      10.028         9.518              120             120            119
 5,528,643.02      10.147         9.637              180             180            179
 1,153,454.46      10.771        10.261              240             240            238
16,699,947.62      10.460         9.950              360             360            358




                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3 -
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             INITIAL MORTGAGE LOANS
                             ----------------------


                              NET       ORIGINAL     REMAINING                                                              RATE
  CURRENT       MORTGAGE   MORTGAGE       TERM         TERM        GROSS    INITIAL RATE PERIODIC    MAXIMUM    MINIMUM    CHANGE
  BALANCE         RATE       RATE     (IN MONTHS)   (IN MONTHS)    MARGIN    CHANGE CAP     CAP       RATE        RATE    FREQUENCY
  -------         ----       ----     -----------   -----------    ------    ----------     ---       ----        ----    ---------
 10,281,992.25   10.261      9.751        360           359        4.839       1.836       1.000     17.098      10.261       6
246,930,861.61   10.335      9.825        360           359        5.885       3.000       1.499     17.332      10.335       6
153,193,810.34   10.363      9.853        360           359        5.623       3.000       1.497     17.351      10.363       6
  9,593,335.81    9.508      8.998        360           359        5.321       3.000       1.500     16.508       9.508       6




                       INITIAL MORTGAGE LOANS (continued)
                       ----------------------------------

                     NUMBER OF
                    MONTHS UNTIL
                     NEXT RATE
  CURRENT           ADJUSTMENT
  BALANCE              DATE            INDEX
  -------           ------------       -----
 10,281,992.25          10          6 Mo. LIBOR
246,930,861.61          23          6 Mo. LIBOR
153,193,810.34          35          6 Mo. LIBOR
  9,593,335.81          59          6 Mo. LIBOR




                            SUBSEQUENT MORTGAGE LOANS
                            -------------------------



                              NET       ORIGINAL     REMAINING                                                              RATE
 CURRENT       MORTGAGE    MORTGAGE       TERM         TERM        GROSS    INITIAL RATE PERIODIC    MAXIMUM    MINIMUM    CHANGE
 BALANCE         RATE        RATE     (IN MONTHS)   (IN MONTHS)    MARGIN    CHANGE CAP     CAP       RATE        RATE    FREQUENCY
 -------         ----        ----     -----------   -----------    ------    ----------     ---       ----        ----    ---------
 3,427,330.75   10.261       9.751        360           359        4.839       1.836       1.000     17.098      10.261       6
82,310,287.20   10.335       9.825        360           359        5.885       3.000       1.499     17.332      10.335       6
51,064,603.45   10.363       9.853        360           359        5.623       3.000       1.497     17.351      10.363       6
 3,197,778.60    9.508       8.998        360           359        5.321       3.000       1.500     16.508      9.508        6



                      SUBSEQUENT MORTGAGE LOANS (continued)
                      -------------------------------------

                   NUMBER OF
                  MONTHS UNTIL
                   NEXT RATE
 CURRENT           ADJUSTMENT
 BALANCE              DATE          INDEX
 -------          ------------      -----
 3,427,330.75          12        6 Mo. LIBOR
82,310,287.20          25        6 Mo. LIBOR
51,064,603.45          37        6 Mo. LIBOR
 3,197,778.60          61        6 Mo. LIBOR


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

          GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
          ------------------------------------------------------------

PAYMENT DATE   AVAILABLE FUNDS CAP (1) (2)   PAYMENT DATE   AVAILABLE FUNDS CAP (1) (2)
------------   ---------------------------   ------------   ---------------------------

   10/25/00          9.111 (3)                  6/25/04                 12.386
   11/25/00          9.097 (3)                  7/25/04                 12.386
   12/25/00          9.815                      8/25/04                 12.386
    1/25/01          9.815                      9/25/04                 12.386
    2/25/01          9.836                     10/25/04                 12.386
    3/25/01          9.859                     11/25/04                 12.386
    4/25/01          9.888                     12/25/04                 12.386
    5/25/01          9.912                      1/25/05                 12.386
    6/25/01          9.939                      2/25/05                 12.386
    7/25/01          9.966                      3/25/05                 12.386
    8/25/01         10.020                      4/25/05                 12.386
    9/25/01         10.049                      5/25/05                 12.386
   10/25/01         10.087                      6/25/05                 12.386
   11/25/01         10.094                      7/25/05                 12.386
   12/25/01         10.101                      8/25/05                 12.386
    1/25/02         10.108                      9/25/05                 12.431
    2/25/02         10.115                     10/25/05                 12.431
    3/25/02         10.123                     11/25/05                 12.447
    4/25/02         10.130                     12/25/05                 12.447
    5/25/02         10.138                      1/25/06                 12.447
    6/25/02         10.146                      2/25/06                 12.447
    7/25/02         10.155                      3/25/06                 12.447
    8/25/02         10.163                      4/25/06                 12.447
    9/25/02         11.214                      5/25/06                 12.447
   10/25/02         11.224                      6/25/06                 12.447
   11/25/02         11.602                      7/25/06                 12.447
   12/25/02         11.613                      8/25/06                 12.447
    1/25/03         11.624                      9/25/06                 12.447
    2/25/03         11.636                     10/25/06                 12.447
    3/25/03         11.648                     11/25/06                 12.447
    4/25/03         11.660                     12/25/06                 12.454
    5/25/03         11.673                      1/25/07                 12.466
    6/25/03         11.686                      2/25/07                 12.479
    7/25/03         11.700                      3/25/07                 12.492
    8/25/03         11.714                      4/25/07                 12.506
    9/25/03         12.300                      5/25/07                 12.520
   10/25/03         12.315                      6/25/07                 12.534
   11/25/03         12.386                      7/25/07                 12.549
   12/25/03         12.386                      8/25/07                 12.565
    1/25/04         12.386                      9/25/07                 12.580
    2/25/04         12.386                     10/25/07                 12.597
    3/25/04         12.386                     11/25/07                 12.613
    4/25/04         12.386                     12/25/07                 12.631
    5/25/04         12.386


(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.

(3) Assumes that funds on deposit in the Capitalized Interest Account accrue interest at a rate of 7.00% per annum for the first two accrual periods.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IA-1

                                PREPAYMENT SPEED

         PRICE       0%        80%        100%        150%      200%
                                        (PRICING
                                         SPEED)

      99-26.50     15.553     28.850     31.377     36.721     41.135
         99-27     15.320     27.408     29.705     34.563     38.574
      99-27.50     15.088     25.966     28.033     32.404     36.015
         99-28     14.856     24.524     26.361     30.247     33.455
      99-28.50     14.624     23.083     24.690     28.089     30.897
         99-29     14.392     21.641     23.019     25.932     28.338

      99-29.50     14.159     20.200     21.348     23.776     25.781
         99-30     13.927     18.760     19.678     21.620     23.224
      99-30.50     13.696     17.319     18.008     19.464     20.667
         99-31     13.464     15.879     16.338     17.309     18.111
      99-31.50     13.232     14.439     14.669     15.154     15.555
        100- 0     13.000     13.000     13.000     13.000     13.000

     100-00.50     12.768     11.561     11.331     10.846     10.445
        100- 1     12.537     10.122      9.663      8.693      7.891
     100-01.50     12.305      8.683      7.995      6.540      5.338
        100- 2     12.073      7.245      6.328      4.387      2.785
     100-02.50     11.842      5.807      4.660      2.235      0.232
        100- 3     11.610      4.369      2.993      0.083     -2.320

     100-03.50     11.379      2.932      1.327     -2.068     -4.871
        100- 4     11.148      1.495     -0.339     -4.219     -7.422
     100-04.50     10.916      0.058     -2.005     -6.369     -9.973
        100- 5     10.685     -1.378     -3.671     -8.519    -12.523
     100-05.50     10.454     -2.815     -5.336    -10.669    -15.072

AVG LIFE            9.84       1.13       0.96       0.74       0.62
FIRST PAY          10/00      10/00      10/00      10/00      10/00
LAST PAY            8/15      10/02       6/02      12/01       9/01

Original Balance: $45,500,000

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-21      7.438      7.391      7.378      7.348      7.321
      99-22      7.434      7.377      7.362      7.326      7.293
      99-23      7.430      7.364      7.346      7.303      7.264
      99-24      7.427      7.350      7.330      7.281      7.236
      99-25      7.423      7.336      7.313      7.258      7.207
      99-26      7.420      7.323      7.297      7.235      7.179

      99-27      7.416      7.309      7.281      7.213      7.150
      99-28      7.413      7.296      7.265      7.190      7.122
      99-29      7.409      7.282      7.248      7.168      7.093
      99-30      7.406      7.269      7.232      7.145      7.065
      99-31      7.402      7.255      7.216      7.123      7.037
    *100- 0      7.399      7.242      7.200      7.100      7.008

     100- 1      7.395      7.228      7.184      7.078      6.980
     100- 2      7.392      7.215      7.167      7.055      6.951
     100- 3      7.388      7.201      7.151      7.033      6.923
     100- 4      7.384      7.188      7.135      7.010      6.895
     100- 5      7.381      7.174      7.119      6.988      6.867
     100- 6      7.377      7.161      7.103      6.965      6.838

     100- 7      7.374      7.147      7.087      6.943      6.810
     100- 8      7.370      7.134      7.071      6.920      6.782
     100- 9      7.367      7.120      7.054      6.898      6.753
     100-10      7.363      7.107      7.038      6.875      6.725
     100-11      7.360      7.093      7.022      6.853      6.697

AVG LIFE         14.91       2.61       2.15       1.51       1.18
DURATION          8.79       2.30       1.92       1.38       1.10
FIRST PAY         8/15      10/02       6/02      12/01       9/01
LAST PAY          8/15      12/03       4/03       7/02       2/02


Original Balance: $22,250,000
Assumed Coupon:   7.341000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-3

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)


      99-10      7.615      7.651      7.663      7.693      7.722
      99-12      7.608      7.632      7.640      7.660      7.680
      99-14      7.601      7.613      7.617      7.627      7.637
      99-16      7.594      7.594      7.594      7.594      7.594
      99-18      7.586      7.575      7.571      7.561      7.552
      99-20      7.579      7.556      7.548      7.528      7.509

      99-22      7.572      7.537      7.525      7.495      7.467
      99-24      7.565      7.518      7.502      7.463      7.425
      99-26      7.558      7.499      7.479      7.430      7.382
      99-28      7.551      7.480      7.456      7.397      7.340
      99-30      7.544      7.461      7.433      7.364      7.298
    *100- 0      7.537      7.442      7.410      7.332      7.255

     100- 2      7.530      7.423      7.387      7.299      7.213
     100- 4      7.522      7.404      7.364      7.266      7.171
     100- 6      7.515      7.385      7.341      7.233      7.129
     100- 8      7.508      7.367      7.318      7.201      7.087
     100-10      7.501      7.348      7.295      7.168      7.045
     100-12      7.494      7.329      7.272      7.136      7.003

     100-14      7.487      7.310      7.250      7.103      6.961
     100-16      7.480      7.291      7.227      7.071      6.919
     100-18      7.473      7.273      7.204      7.038      6.877
     100-20      7.466      7.254      7.181      7.006      6.835
     100-22      7.459      7.235      7.158      6.973      6.793

AVG LIFE         15.07       3.93       3.15       2.12       1.61
DURATION          8.76       3.29       2.71       1.90       1.47
FIRST PAY         8/15      12/03       4/03       7/02       2/02
LAST PAY         11/16       6/05       7/04       3/03       7/02


Original Balance: $20,500,000
Assumed Coupon:   7.476000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-4

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-31      7.805      7.856      7.882      7.946      8.015
      99- 2      7.796      7.838      7.859      7.911      7.968
      99- 5      7.786      7.819      7.836      7.876      7.921
      99- 8      7.777      7.801      7.812      7.842      7.874
      99-11      7.768      7.782      7.789      7.807      7.827
      99-14      7.759      7.764      7.766      7.773      7.780

      99-17      7.749      7.745      7.744      7.739      7.733
      99-20      7.740      7.727      7.721      7.704      7.686
      99-23      7.731      7.709      7.698      7.670      7.640
      99-26      7.722      7.690      7.675      7.636      7.593
      99-29      7.713      7.672      7.652      7.601      7.546
    *100- 0      7.704      7.654      7.629      7.567      7.500

     100- 3      7.694      7.636      7.606      7.533      7.453
     100- 6      7.685      7.617      7.584      7.499      7.407
     100- 9      7.676      7.599      7.561      7.465      7.360
     100-12      7.667      7.581      7.538      7.431      7.314
     100-15      7.658      7.563      7.515      7.397      7.268
     100-18      7.649      7.545      7.493      7.363      7.221

     100-21      7.640      7.526      7.470      7.329      7.175
     100-24      7.631      7.508      7.447      7.295      7.129
     100-27      7.622      7.490      7.425      7.261      7.083
     100-30      7.613      7.472      7.402      7.227      7.037
     101- 1      7.604      7.454      7.380      7.194      6.991

AVG LIFE         21.63       6.84       5.13       3.19       2.26
DURATION         10.21       5.10       4.09       2.73       2.00
FIRST PAY        11/16       6/05       7/04       3/03       7/02
LAST PAY          8/26      12/10       9/07      12/04       6/03


Original Balance: $26,500,000
Assumed Coupon:   7.631000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-5

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.252      8.287      8.305      8.367      8.448
      98-24      8.240      8.270      8.285      8.338      8.407
      98-28      8.228      8.253      8.265      8.309      8.366
      99- 0      8.216      8.236      8.246      8.280      8.325
      99- 4      8.205      8.219      8.226      8.251      8.284
      99- 8      8.193      8.202      8.206      8.222      8.243

      99-12      8.181      8.185      8.187      8.193      8.202
      99-16      8.169      8.168      8.167      8.164      8.161
      99-20      8.158      8.151      8.148      8.136      8.120
      99-24      8.146      8.134      8.128      8.107      8.080
      99-28      8.134      8.117      8.109      8.078      8.039
    *100- 0      8.123      8.100      8.089      8.050      7.998

     100- 4      8.111      8.084      8.070      8.021      7.958
     100- 8      8.100      8.067      8.050      7.993      7.917
     100-12      8.088      8.050      8.031      7.964      7.877
     100-16      8.076      8.034      8.011      7.936      7.837
     100-20      8.065      8.017      7.992      7.907      7.796
     100-24      8.054      8.000      7.973      7.879      7.756

     100-28      8.042      7.984      7.954      7.851      7.716
     101- 0      8.031      7.967      7.934      7.822      7.676
     101- 4      8.019      7.950      7.915      7.794      7.636
     101- 8      8.008      7.934      7.896      7.766      7.596
     101-12      7.996      7.917      7.877      7.738      7.556

AVG LIFE         27.17      11.89       9.45       5.62       3.69
DURATION         10.70       7.40       6.39       4.34       3.07
FIRST PAY         8/26      12/10       9/07      12/04       6/03
LAST PAY          2/28     12/12        8/10       4/07       6/05


Original Balance: $20,250,000
Assumed Coupon:   8.037000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-6

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10      7.626      7.635      7.636      7.641      7.649
      99-12      7.617      7.623      7.624      7.627      7.632
      99-14      7.608      7.611      7.611      7.613      7.616
      99-16      7.599      7.599      7.599      7.599      7.599
      99-18      7.590      7.587      7.586      7.585      7.582
      99-20      7.580      7.575      7.574      7.571      7.565

      99-22      7.571      7.563      7.562      7.557      7.549
      99-24      7.562      7.551      7.549      7.543      7.532
      99-26      7.553      7.539      7.537      7.529      7.515
      99-28      7.544      7.527      7.525      7.515      7.498
      99-30      7.534      7.515      7.512      7.501      7.482
    *100- 0      7.525      7.503      7.500      7.487      7.465

     100- 2      7.516      7.491      7.488      7.473      7.448
     100- 4      7.507      7.479      7.475      7.459      7.432
     100- 6      7.498      7.467      7.463      7.445      7.415
     100- 8      7.489      7.455      7.451      7.431      7.399
     100-10      7.480      7.444      7.438      7.417      7.382
     100-12      7.471      7.432      7.426      7.403      7.365

     100-14      7.461      7.420      7.414      7.389      7.349
     100-16      7.452      7.408      7.402      7.376      7.332
     100-18      7.443      7.396      7.389      7.362      7.316
     100-20      7.434      7.384      7.377      7.348      7.299
     100-22      7.425      7.372      7.365      7.334      7.283

AVG LIFE         10.04       7.01       6.72       5.69       4.55
DURATION          6.79       5.21       5.04       4.46       3.73
FIRST PAY        10/03      10/03      10/03      11/03       2/04
LAST PAY         10/12       4/10       3/10       4/07       6/05


Original Balance: $15,000,000
Assumed Coupon:   7.481000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.146      8.209      8.233      8.292      8.330
      98-24      8.133      8.186      8.207      8.258      8.290
      98-28      8.120      8.164      8.181      8.223      8.249
      99- 0      8.107      8.142      8.155      8.188      8.209
      99- 4      8.094      8.119      8.130      8.154      8.169
      99- 8      8.081      8.097      8.104      8.119      8.129

      99-12      8.068      8.075      8.078      8.085      8.089
      99-16      8.055      8.053      8.052      8.050      8.049
      99-20      8.042      8.031      8.026      8.016      8.009
      99-24      8.029      8.009      8.001      7.982      7.969
      99-28      8.017      7.987      7.975      7.947      7.929
    *100- 0      8.004      7.965      7.950      7.913      7.890

     100- 4      7.991      7.943      7.924      7.879      7.850
     100- 8      7.979      7.921      7.899      7.845      7.810
     100-12      7.966      7.899      7.873      7.811      7.771
     100-16      7.953      7.877      7.848      7.777      7.731
     100-20      7.941      7.856      7.822      7.743      7.692
     100-24      7.928      7.834      7.797      7.709      7.653

     100-28      7.915      7.812      7.772      7.675      7.613
     101- 0      7.903      7.790      7.747      7.642      7.574
     101- 4      7.890      7.769      7.721      7.608      7.535
     101- 8      7.878      7.747      7.696      7.574      7.496
     101-12      7.865      7.726      7.671      7.541      7.457

AVG LIFE         21.23       8.18       6.63       4.54       3.76
DURATION          9.76       5.66       4.86       3.64       3.13
FIRST PAY         8/15      10/04       1/04      11/03      12/03
LAST PAY          2/28      12/12       8/10       4/07       6/05


Original Balance:  $3,600,000
Assumed Coupon:   7.926000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.451      8.512      8.536      8.594      8.635
      98-24      8.437      8.489      8.510      8.559      8.594
      98-28      8.424      8.467      8.484      8.524      8.552
      99- 0      8.411      8.444      8.457      8.489      8.511
      99- 4      8.398      8.422      8.431      8.454      8.470
      99- 8      8.384      8.399      8.405      8.419      8.429

      99-12      8.371      8.377      8.379      8.384      8.388
      99-16      8.358      8.354      8.353      8.350      8.347
      99-20      8.345      8.332      8.327      8.315      8.306
      99-24      8.332      8.310      8.301      8.280      8.266
      99-28      8.319      8.287      8.275      8.246      8.225
    *100- 0      8.306      8.265      8.249      8.211      8.184

     100- 4      8.293      8.243      8.224      8.177      8.144
     100- 8      8.280      8.221      8.198      8.142      8.103
     100-12      8.267      8.199      8.172      8.108      8.063
     100-16      8.254      8.177      8.146      8.074      8.023
     100-20      8.241      8.155      8.121      8.039      7.982
     100-24      8.228      8.133      8.095      8.005      7.942

     100-28      8.215      8.111      8.070      7.971      7.902
     101- 0      8.202      8.089      8.044      7.937      7.862
     101- 4      8.189      8.067      8.019      7.903      7.822
     101- 8      8.177      8.045      7.993      7.869      7.782
     101-12      8.164      8.023      7.968      7.835      7.742

AVG LIFE         21.23       8.18       6.63       4.53       3.69
DURATION          9.53       5.59       4.81       3.60       3.06
FIRST PAY         8/15      10/04       1/04      10/03      11/03
LAST PAY          2/28      12/12       8/10       4/07       6/05


Original Balance:  $3,200,000
Assumed Coupon:   8.221000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                    CLASS IB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

   97-28.50      9.342      9.458      9.503      9.613      9.694
   98-02.50      9.320      9.422      9.461      9.558      9.628
   98-08.50      9.299      9.386      9.420      9.503      9.563
   98-14.50      9.277      9.350      9.378      9.447      9.497
   98-20.50      9.256      9.314      9.337      9.392      9.432
   98-26.50      9.235      9.278      9.296      9.337      9.367

   99-00.50      9.214      9.243      9.254      9.282      9.303
   99-06.50      9.193      9.208      9.213      9.228      9.238
   99-12.50      9.171      9.172      9.172      9.173      9.174
   99-18.50      9.150      9.137      9.132      9.119      9.109
   99-24.50      9.130      9.102      9.091      9.064      9.045
  *99-30.50      9.109      9.067      9.050      9.010      8.981

  100-04.50      9.088      9.032      9.010      8.956      8.917
  100-10.50      9.067      8.997      8.969      8.902      8.854
  100-16.50      9.046      8.962      8.929      8.849      8.790
  100-22.50      9.026      8.927      8.889      8.795      8.727
  100-28.50      9.005      8.893      8.849      8.741      8.663
  101-02.50      8.985      8.858      8.809      8.688      8.600

  101-08.50      8.964      8.824      8.769      8.635      8.537
  101-14.50      8.944      8.789      8.729      8.582      8.475
  101-20.50      8.924      8.755      8.689      8.529      8.412
  101-26.50      8.903      8.721      8.650      8.476      8.350
  102-00.50      8.883      8.687      8.610      8.423      8.287

AVG LIFE         21.03       7.94       6.44       4.39       3.56
DURATION          8.94       5.32       4.59       3.45       2.92
FIRST PAY         8/15      10/04       1/04      10/03      10/03
LAST PAY          2/28      12/12       8/10       4/07       6/05


Original Balance:  $3,200,000
Assumed Coupon:   9.000000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIA-1

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)

      99-21     30.238     39.854     42.942     53.625     66.326
      99-22     29.943     38.682     41.489     51.198     62.742
      99-23     29.648     37.510     40.036     48.772     59.160
      99-24     29.353     36.340     38.584     46.348     55.579
      99-25     29.058     35.170     37.133     43.925     52.001
      99-26     28.764     34.001     35.683     41.503     48.424

      99-27     28.469     32.832     34.234     39.083     44.849
      99-28     28.175     31.664     32.785     36.663     41.275
      99-29     27.881     30.497     31.338     34.246     37.704
      99-30     27.587     29.331     29.891     31.829     34.134
      99-31     27.294     28.165     28.445     29.414     30.566
     100- 0     27.000     27.000     27.000     27.000     27.000

     100- 1     26.707     25.836     25.556     24.587     23.436
     100- 2     26.413     24.672     24.112     22.176     19.873
     100- 3     26.120     23.509     22.670     19.766     16.312
     100- 4     25.827     22.347     21.228     17.358     12.753
     100- 5     25.534     21.185     19.787     14.950      9.196
     100- 6     25.242     20.024     18.347     12.544      5.640

     100- 7     24.949     18.864     16.908     10.140      2.086
     100- 8     24.657     17.704     15.470      7.736     -1.466
     100- 9     24.364     16.545     14.033      5.334     -5.016
     100-10     24.072     15.387     12.596      2.933     -8.564
     100-11     23.780     14.230     11.160      0.534    -12.111

AVG LIFE         21.20       3.19       2.47       1.39       0.91
FIRST PAY        10/00      10/00      10/00      10/00      10/00
LAST PAY         11/29       1/10      12/07       3/05       2/03


Original Balance: $481,600,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIM-1

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%        150%      200%
                                      (PRICING
                                       SPEED)

      99-10     65.770     74.249     76.768     78.494     87.919
      99-12     65.243     72.948     75.238     76.806     85.372
      99-14     64.716     71.649     73.709     75.120     82.827
      99-16     64.190     70.350     72.181     73.436     80.284
      99-18     63.664     69.053     70.654     71.752     77.742
      99-20     63.139     67.756     69.129     70.070     75.202

      99-22     62.615     66.461     67.604     68.388     72.664
      99-24     62.091     65.167     66.081     66.708     70.128
      99-26     61.567     63.873     64.559     65.030     67.593
      99-28     61.044     62.581     63.038     63.352     65.060
      99-30     60.522     61.290     61.519     61.675     62.529
     100- 0     60.000     60.000     60.000     60.000     60.000

     100- 2     59.479     58.711     58.483     58.326     57.472
     100- 4     58.958     57.423     56.966     56.653     54.946
     100- 6     58.437     56.136     55.451     54.981     52.422
     100- 8     57.918     54.850     53.938     53.310     49.900
     100-10     57.398     53.565     52.425     51.641     47.379
     100-12     56.879     52.281     50.913     49.973     44.860

     100-14     56.361     50.998     49.403     48.306     42.343
     100-16     55.843     49.716     47.894     46.640     39.827
     100-18     55.326     48.436     46.386     44.975     37.314
     100-20     54.809     47.156     44.879     43.311     34.801
     100-22     54.293     45.877     43.373     41.649     32.291

AVG LIFE         27.50       6.08       4.92       4.30       2.70
FIRST PAY         4/25      10/03      12/03       7/04       2/03
LAST PAY         11/29       1/10      12/07       3/05       9/03


Original Balance: $30,800,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                   CLASS IIM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10    105.992    114.429    117.100    120.630    125.555
      99-12    105.445    113.112    115.539    118.748    123.223
      99-14    104.898    111.796    113.980    116.867    120.894
      99-16    104.351    110.481    112.422    114.987    118.566
      99-18    103.806    109.167    110.865    113.109    116.239
      99-20    103.260    107.854    109.309    111.233    113.915

      99-22    102.716    106.542    107.754    109.357    111.592
      99-24    102.171    105.232    106.201    107.483    109.270
      99-26    101.628    103.922    104.649    105.610    106.950
      99-28    101.085    102.614    103.098    103.739    104.632
      99-30    100.542    101.306    101.548    101.869    102.315
     100- 0    100.000    100.000    100.000    100.000    100.000

     100- 2     99.459     98.695     98.453     98.133     97.686
     100- 4     98.918     97.390     96.907     96.266     95.375
     100- 6     98.377     96.087     95.362     94.402     93.064
     100- 8     97.837     94.785     93.818     92.538     90.755
     100-10     97.298     93.484     92.276     90.676     88.448
     100-12     96.759     92.184     90.734     88.815     86.143

     100-14     96.221     90.885     89.194     86.955     83.839
     100-16     95.684     89.587     87.656     85.097     81.536
     100-18     95.147     88.290     86.118     83.240     79.236
     100-20     94.610     86.995     84.581     81.384     76.936
     100-22     94.074     85.700     83.046     79.530     74.639

AVG LIFE         27.50       6.08       4.87       3.83       2.99
FIRST PAY         4/25      10/03      11/03       2/04       9/03
LAST PAY         11/29       1/10      12/07       3/05       9/03


Original Balance: $26,600,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)
                 ----------------------------------------------

                                    CLASS IIB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20    192.970    209.811    215.334    224.538    231.922
      98-24    191.779    207.079    212.096    220.460    227.169
      98-28    190.590    204.351    208.864    216.388    222.422
      99- 0    189.403    201.627    205.636    212.321    217.682
      99- 4    188.219    198.908    202.414    208.261    212.949
      99- 8    187.037    196.193    199.197    204.206    208.222

      99-12    185.858    193.483    195.985    200.157    203.502
      99-16    184.682    190.778    192.778    196.114    198.788
      99-20    183.508    188.077    189.576    192.077    194.082
      99-24    182.336    185.380    186.379    188.046    189.381
      99-28    181.167    182.688    183.187    184.020    184.687
     100- 0    180.000    180.000    180.000    180.000    180.000

     100- 4    178.836    177.317    176.818    175.986    175.319
     100- 8    177.674    174.638    173.641    171.977    170.645
     100-12    176.514    171.963    170.469    167.975    165.977
     100-16    175.357    169.293    167.303    163.977    161.316
     100-20    174.202    166.627    164.141    159.986    156.661
     100-24    173.050    163.965    160.984    156.000    152.012

     100-28    171.900    161.308    157.831    152.020    147.370
     101- 0    170.752    158.655    154.684    148.046    142.735
     101- 4    169.607    156.006    151.542    144.077    138.105
     101- 8    168.464    153.362    148.404    140.114    133.482
     101-12    167.323    150.722    145.272    136.156    128.866

AVG LIFE         27.49       6.05       4.82       3.58       2.99
FIRST PAY         4/25      10/03      10/03      11/03       9/03
LAST PAY         11/29       1/10      12/07       3/05       9/03


Original Balance: $21,000,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-5

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.255      8.316      8.345      8.404      8.453
      98-24      8.244      8.300      8.327      8.378      8.413
      98-28      8.232      8.284      8.310      8.352      8.373
      99- 0      8.220      8.268      8.292      8.327      8.332
      99- 4      8.209      8.253      8.274      8.301      8.292
      99- 8      8.197      8.237      8.257      8.276      8.252

      99-12      8.185      8.221      8.239      8.250      8.212
      99-16      8.174      8.206      8.222      8.225      8.172
      99-20      8.162      8.190      8.204      8.199      8.132
      99-24      8.150      8.174      8.187      8.174      8.092
      99-28      8.139      8.159      8.169      8.148      8.053
    *100- 0      8.127      8.143      8.152      8.123      8.013

     100- 4      8.116      8.128      8.134      8.098      7.973
     100- 8      8.104      8.112      8.117      8.073      7.934
     100-12      8.093      8.097      8.100      8.048      7.894
     100-16      8.081      8.081      8.082      8.022      7.855
     100-20      8.070      8.066      8.065      7.997      7.815
     100-24      8.059      8.050      8.048      7.972      7.776

     100-28      8.047      8.035      8.031      7.947      7.737
     101- 0      8.036      8.019      8.013      7.922      7.698
     101- 4      8.025      8.004      7.996      7.897      7.659
     101- 8      8.013      7.989      7.979      7.873      7.619
     101-12      8.002      7.974      7.962      7.848      7.580

AVG LIFE         28.03      13.78      11.48       6.80       3.80
DURATION         10.79       7.98       7.14       4.92       3.13
FIRST PAY         8/26      12/10       9/07      12/04       6/03
LAST PAY          7/30       2/23       6/19       1/15       2/11


Original Balance: $20,250,000
Assumed Coupon:   8.037000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-6

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10      7.626      7.635      7.636      7.638      7.640
      99-12      7.617      7.623      7.624      7.625      7.626
      99-14      7.608      7.611      7.611      7.612      7.612
      99-16      7.599      7.599      7.599      7.599      7.599
      99-18      7.590      7.587      7.586      7.586      7.585
      99-20      7.580      7.575      7.574      7.572      7.572

      99-22      7.571      7.563      7.562      7.559      7.558
      99-24      7.562      7.551      7.549      7.546      7.544
      99-26      7.553      7.539      7.537      7.533      7.531
      99-28      7.544      7.527      7.525      7.520      7.517
      99-30      7.534      7.515      7.512      7.507      7.504
    *100- 0      7.525      7.503      7.500      7.494      7.490

     100- 2      7.516      7.491      7.488      7.481      7.477
     100- 4      7.507      7.479      7.475      7.468      7.463
     100- 6      7.498      7.467      7.463      7.455      7.450
     100- 8      7.489      7.455      7.451      7.442      7.436
     100-10      7.480      7.444      7.438      7.428      7.423
     100-12      7.471      7.432      7.426      7.415      7.409

     100-14      7.461      7.420      7.414      7.402      7.396
     100-16      7.452      7.408      7.402      7.389      7.382
     100-18      7.443      7.396      7.389      7.376      7.369
     100-20      7.434      7.384      7.377      7.363      7.355
     100-22      7.425      7.372      7.365      7.350      7.342

AVG LIFE         10.04       7.01       6.72       6.21       5.96
DURATION          6.79       5.21       5.04       4.75       4.59
FIRST PAY        10/03      10/03      10/03      11/03       2/04
LAST PAY         10/12       4/10       3/10       1/10      10/10


Original Balance: $15,000,000
Assumed Coupon:   7.481000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.145      8.205      8.227      8.282      8.318
      98-24      8.132      8.183      8.202      8.249      8.279
      98-28      8.119      8.162      8.177      8.216      8.241
      99- 0      8.107      8.140      8.152      8.182      8.202
      99- 4      8.094      8.118      8.127      8.149      8.164
      99- 8      8.081      8.096      8.102      8.116      8.126

      99-12      8.068      8.075      8.077      8.083      8.087
      99-16      8.055      8.053      8.052      8.051      8.049
      99-20      8.042      8.032      8.028      8.018      8.011
      99-24      8.030      8.010      8.003      7.985      7.973
      99-28      8.017      7.988      7.978      7.952      7.935
    *100- 0      8.004      7.967      7.954      7.920      7.897

     100- 4      7.991      7.946      7.929      7.887      7.859
     100- 8      7.979      7.924      7.904      7.854      7.822
     100-12      7.966      7.903      7.880      7.822      7.784
     100-16      7.954      7.882      7.856      7.790      7.746
     100-20      7.941      7.860      7.831      7.757      7.709
     100-24      7.928      7.839      7.807      7.725      7.671

     100-28      7.916      7.818      7.782      7.693      7.634
     101- 0      7.903      7.797      7.758      7.660      7.596
     101- 4      7.891      7.776      7.734      7.628      7.559
     101- 8      7.878      7.755      7.710      7.596      7.522
     101-12      7.866      7.733      7.686      7.564      7.484

AVG LIFE         21.45       8.58       7.10       4.86       4.00
DURATION          9.79       5.80       5.05       3.81       3.28
FIRST PAY         8/15      10/04       1/04      11/03      12/03
LAST PAY         11/29      10/15      11/14       3/10       7/07


Original Balance:  $3,600,000
Assumed Coupon:   7.926000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20      8.450      8.509      8.532      8.587      8.626
      98-24      8.437      8.487      8.506      8.553      8.586
      98-28      8.424      8.465      8.481      8.519      8.546
      99- 0      8.411      8.443      8.455      8.485      8.507
      99- 4      8.397      8.421      8.430      8.451      8.467
      99- 8      8.384      8.399      8.404      8.418      8.427

      99-12      8.371      8.377      8.379      8.384      8.387
      99-16      8.358      8.355      8.353      8.350      8.348
      99-20      8.345      8.333      8.328      8.316      8.308
      99-24      8.332      8.311      8.303      8.283      8.269
      99-28      8.319      8.289      8.278      8.249      8.229
    *100- 0      8.306      8.267      8.252      8.216      8.190

     100- 4      8.293      8.245      8.227      8.183      8.151
     100- 8      8.280      8.224      8.202      8.149      8.112
     100-12      8.267      8.202      8.177      8.116      8.072
     100-16      8.254      8.180      8.152      8.083      8.033
     100-20      8.241      8.159      8.127      8.049      7.994
     100-24      8.228      8.137      8.102      8.016      7.955

     100-28      8.215      8.116      8.077      7.983      7.917
     101- 0      8.203      8.094      8.053      7.950      7.878
     101- 4      8.190      8.073      8.028      7.917      7.839
     101- 8      8.177      8.051      8.003      7.884      7.800
     101-12      8.164      8.030      7.978      7.852      7.762

AVG LIFE         21.40       8.53       6.95       4.75       3.85
DURATION          9.55       5.70       4.94       3.72       3.16
FIRST PAY         8/15      10/04       1/04      10/03      11/03
LAST PAY          7/29       8/15       7/13       4/09      11/06


Original Balance:  $3,200,000
Assumed Coupon:    8.221000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                    CLASS IB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

   97-28.50      9.342      9.457      9.502      9.612      9.691
   98-02.50      9.320      9.421      9.460      9.556      9.626
   98-08.50      9.299      9.385      9.419      9.501      9.561
   98-14.50      9.277      9.349      9.377      9.446      9.496
   98-20.50      9.256      9.314      9.336      9.391      9.431
   98-26.50      9.235      9.278      9.295      9.337      9.367

   99-00.50      9.214      9.243      9.254      9.282      9.302
   99-06.50      9.193      9.207      9.213      9.227      9.238
   99-12.50      9.171      9.172      9.172      9.173      9.174
   99-18.50      9.150      9.137      9.132      9.119      9.110
   99-24.50      9.130      9.102      9.091      9.065      9.046
  *99-30.50      9.109      9.067      9.051      9.011      8.982

  100-04.50      9.088      9.032      9.010      8.957      8.918
  100-10.50      9.067      8.997      8.970      8.903      8.855
  100-16.50      9.047      8.963      8.930      8.850      8.792
  100-22.50      9.026      8.928      8.890      8.796      8.729
  100-28.50      9.005      8.893      8.850      8.743      8.666
  101-02.50      8.985      8.859      8.810      8.690      8.603

  101-08.50      8.964      8.825      8.770      8.637      8.540
  101-14.50      8.944      8.790      8.731      8.584      8.478
  101-20.50      8.924      8.756      8.691      8.531      8.415
  101-26.50      8.904      8.722      8.652      8.479      8.353
  102-00.50      8.883      8.688      8.612      8.426      8.291

AVG LIFE         21.05       7.98       6.47       4.42       3.58
DURATION          8.95       5.33       4.61       3.46       2.93
FIRST PAY         8/15      10/04       1/04      10/03      10/03
LAST PAY         10/28       2/14       9/11      12/07      12/05


Original Balance:  $3,200,000
Assumed Coupon:    9.000000%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIA-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-21     30.247     40.459     43.508     53.649     66.326
      99-22     29.952     39.338     42.129     51.378     62.742
      99-23     29.658     38.218     40.751     49.108     59.160
      99-24     29.363     37.098     39.375     46.839     55.579
      99-25     29.068     35.979     37.999     44.572     52.001
      99-26     28.774     34.860     36.623     42.307     48.424

      99-27     28.480     33.743     35.249     40.042     44.849
      99-28     28.186     32.626     33.876     37.780     41.275
      99-29     27.892     31.510     32.504     35.519     37.704
      99-30     27.598     30.394     31.132     33.259     34.134
      99-31     27.304     29.279     29.762     31.001     30.566
     100- 0     27.011     28.165     28.392     28.744     27.000

     100- 1     26.718     27.052     27.023     26.489     23.436
     100- 2     26.425     25.940     25.656     24.235     19.873
     100- 3     26.131     24.828     24.289     21.983     16.312
     100- 4     25.839     23.717     22.923     19.732     12.753
     100- 5     25.546     22.607     21.557     17.483      9.196
     100- 6     25.253     21.497     20.193     15.235      5.640

     100- 7     24.961     20.388     18.830     12.988      2.086
     100- 8     24.669     19.280     17.468     10.743     -1.466
     100- 9     24.376     18.173     16.106      8.500     -5.016
     100-10     24.084     17.066     14.745      6.258     -8.564
     100-11     23.793     15.960     13.386      4.017    -12.111

AVG LIFE         21.24       3.47       2.70       1.52       0.91
FIRST PAY        10/00      10/00      10/00      10/00      10/00
LAST PAY          9/30       2/21       1/17      11/10       2/03


Original Balance: $481,600,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIM-1

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10     65.789     75.070     77.552     79.178     87.919
      99-12     65.262     73.838     76.113     77.591     85.372
      99-14     64.736     72.606     74.675     76.006     82.827
      99-16     64.210     71.376     73.238     74.422     80.284
      99-18     63.685     70.147     71.803     72.838     77.742
      99-20     63.161     68.919     70.368     71.256     75.202

      99-22     62.637     67.692     68.935     69.675     72.664
      99-24     62.113     66.466     67.503     68.096     70.128
      99-26     61.590     65.242     66.072     66.517     67.593
      99-28     61.067     64.018     64.643     64.940     65.060
      99-30     60.545     62.795     63.215     63.363     62.529
     100- 0     60.024     61.574     61.787     61.788     60.000

     100- 2     59.503     60.353     60.361     60.214     57.472
     100- 4     58.983     59.134     58.937     58.641     54.946
     100- 6     58.463     57.916     57.513     57.070     52.422
     100- 8     57.943     56.698     56.091     55.499     49.900
     100-10     57.424     55.482     54.669     53.929     47.379
     100-12     56.906     54.267     53.249     52.361     44.860

     100-14     56.388     53.053     51.830     50.794     42.343
     100-16     55.871     51.840     50.413     49.228     39.827
     100-18     55.354     50.628     48.996     47.663     37.314
     100-20     54.838     49.417     47.581     46.099     34.801
     100-22     54.322     48.207     46.167     44.536     32.291

AVG LIFE         27.58       6.70       5.42       4.65       2.70
FIRST PAY         4/25      10/03      12/03       7/04       2/03
LAST PAY          7/30       1/17       8/13       9/08       9/03


Original Balance: $30,800,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                   CLASS IIM-2

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      99-10    106.022    116.000    118.771    122.032    133.459
      99-12    105.475    114.742    117.291    120.240    131.882
      99-14    104.929    113.485    115.811    118.449    130.306
      99-16    104.383    112.230    114.333    116.660    128.731
      99-18    103.837    110.975    112.857    114.872    127.158
      99-20    103.292    109.721    111.381    113.086    125.585

      99-22    102.748    108.469    109.907    111.301    124.014
      99-24    102.204    107.218    108.434    109.517    122.444
      99-26    101.661    105.967    106.962    107.734    120.875
      99-28    101.118    104.718    105.492    105.953    119.307
      99-30    100.576    103.470    104.022    104.173    117.741
     100- 0    100.034    102.223    102.554    102.394    116.175

     100- 2     99.493    100.977    101.087    100.617    114.611
     100- 4     98.953     99.732     99.621     98.840    113.047
     100- 6     98.413     98.488     98.157     97.066    111.485
     100- 8     97.873     97.246     96.694     95.292    109.924
     100-10     97.335     96.004     95.232     93.520    108.365
     100-12     96.796     94.763     93.771     91.749    106.806

     100-14     96.258     93.524     92.311     89.979    105.249
     100-16     95.721     92.285     90.853     88.211    103.692
     100-18     95.184     91.048     89.396     86.444    102.137
     100-20     94.648     89.812     87.940     84.678    100.583
     100-22     94.113     88.576     86.485     82.914     99.030

AVG LIFE         27.58       6.60       5.29       4.08       4.74
FIRST PAY         4/25      10/03      11/03       2/04       9/03
LAST PAY          7/30       6/15       4/12      11/07       7/07


Original Balance: $26,600,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)
                 ----------------------------------------------

                                    CLASS IIB

                                PREPAYMENT SPEED

     PRICE        0%        80%        100%        150%      200%
                                     (PRICING
                                      SPEED)

      98-20    192.992    210.921    216.527    225.490    237.039
      98-24    191.801    208.240    213.361    221.497    232.925
      98-28    190.612    205.563    210.200    217.511    228.816
      99- 0    189.426    202.891    207.045    213.530    224.714
      99- 4    188.243    200.224    203.894    209.556    220.617
      99- 8    187.062    197.561    200.749    205.587    216.526

      99-12    185.883    194.903    197.609    201.624    212.441
      99-16    184.707    192.249    194.474    197.666    208.361
      99-20    183.533    189.600    191.344    193.715    204.288
      99-24    182.362    186.955    188.219    189.769    200.220
      99-28    181.193    184.315    185.099    185.829    196.158
     100- 0    180.026    181.679    181.984    181.895    192.101

     100- 4    178.862    179.047    178.875    177.966    188.051
     100- 8    177.701    176.420    175.770    174.043    184.006
     100-12    176.542    173.797    172.670    170.126    179.966
     100-16    175.385    171.179    169.575    166.215    175.933
     100-20    174.230    168.565    166.486    162.309    171.905
     100-24    173.078    165.956    163.401    158.408    167.882

     100-28    171.929    163.350    160.321    154.514    163.866
     101- 0    170.781    160.750    157.246    150.625    159.854
     101- 4    169.637    158.153    154.176    146.741    155.849
     101- 8    168.494    155.561    151.111    142.863    151.849
     101-12    167.354    152.973    148.050    138.991    147.854

AVG LIFE         27.53       6.26       4.99       3.68       3.54
FIRST PAY         4/25      10/03      10/03      11/03      12/03
LAST PAY          5/30       2/13       5/10       9/06       9/04


Original Balance: $21,000,000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[CHASE LOGO]